UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53601	87-0496850
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Beachland Blvd., Suite 1377 Vero Beach, Florida 32963
(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2024, the Board of Directors approved the execution of an Exclusive Source Code License agreement between AgingTopic, LLC and the Company where the Company has acquired, subject to certain payment milestones, the source code and business activities of (https://agingtopic.com). This is a blog-like entity who has the ability to create advertising revenue from related vendors in the space and users. The agreement calls for a $5,000 cash payment upon execution, and certain royalty payments up to a maximum of $150,000, at which time it becomes a fully paid-up license. The entity that owns the business and source code is controlled by Ms. Amy Lance, the wife of Mack Leath. Mr. Leath is the Chairman and CEO of the Company. The two (2) disinterested Directors approved of the transaction. Because it is very small, and whose payments are essentially based on sales commission with no firm payment schedule, there was not a valuation report commissioned by the Company. The arrangement also includes the issuance of 100,000 shares of restricted common stock in consideration of consulting on the business, and transition of the technology. The Company believes that, while small, this sort of business activity can offset the marketing costs of its new direct marketing activities associated with its internal needs and is a fit for operation in the Company’s data center facility.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure made under Item 1.01 in this Form 8-K is incorporated herein by reference.  In connection with the shares issued in the aforementioned transaction, the Company completed the issuance of shares of common in a transaction not involving a public offering pursuant to section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”). In connection with the issuance of compensation to directors, the Company relied on Regulation D/section 4(a)(2) of the Securities Act to issue shares of common stock.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “proposed,” “intended,” or “continue” or the negative of these terms or other comparable terminology. You should read statements that contain these words carefully, because they discuss our expectations about our future events or state other “forward-looking” information. There may be events in the future that we are not able to accurately predict or control. The forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. We cannot give any guarantee that these plans, intentions, or expectations will be achieved. All forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors.

Item 9.01	Financial Statements and Exhibits.

Exhibits	Description
10.1	Form of Exclusive Source Code License agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2024	MITESCO, INC.

	By:	/s/ Mack Leath
Mack Leath
Chairman and CEO